                                                                    EXHIBIT 10.2



CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAS BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                      OUTSOURCING AND OPERATING AGREEMENT

        This First Amendment to the Second Amended and Restated Outsourcing and Operating Agreement ("Agreement") is entered into effective as of July 1, 2001 (the "Effective Date"), by and among Neoforma, Inc., fdba Neoforma.com, Inc., a Delaware corporation with offices at 3061 Zanker Road, San Jose, CA 95134 ("Neoforma"), Novation, LLC, a Delaware limited liability company with offices at 125 East John Carpenter Freeway, Irving, Texas 75062 ("Novation"), Healthcare Purchasing Partners International, LLC, a Delaware limited liability company with offices at 125 East John Carpenter Freeway, Irving, Texas 75062 ("HPPI"), VHA Inc., a Delaware corporation with offices at 220 East Las Colinas Boulevard, Irving, Texas 75039-5500 ("VHA"), and University HealthSystem Consortium, an Illinois corporation with offices at 2001 Spring Road, Suite 700, Oak Brook, Illinois 60523 ("UHC").


                                    RECITALS

WHEREAS, the parties wish to accelerate the value offered by the Exchange to Members by expanding the scope of transactions covered by the Exchange to include * .

WHEREAS, the parties wish to amend the Agreement as set forth below to enable this expansion to occur.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

SECTION 1. A new definition of the term "EDI STANDARDS" shall be added which states:

"EDI STANDARDS" means, the standard format for Electronic Data Interchange (EDI) generally accepted and used in North America, as may change from time to time.

SECTION 2. A new definition of the term "EXCHANGE INFORMATION" shall be added which states:

"EXCHANGE INFORMATION" means the delivery of information for use by Members and Suppliers, including but not limited to *, regarding the purchase of a Product by a Member participating in the Exchange made through * . A Member participating in the Exchange is a Member who has signed a Member participation agreement with Neoforma.


* Confidential treatment requested

SECTION 3. A new definition of the term "EXCHANGE INFORMATION TRANSACTION VALUE(s)" shall be added which states:

"EXCHANGE INFORMATION TRANSACTION VALUE(s)" means, with regard to the provision of Exchange Information, the * relating to the Product purchased, rented or leased.


SECTION 4. A new definition of the term "*" will be added which states

*

SECTION 5. The definition of "NOVATION EXCHANGE TRANSACTION FEE(s)" shall be replaced in its entirety with the following:

"NOVATION EXCHANGE TRANSACTION FEE(s)" means fees to be paid by Suppliers in respect of (i) transactions occurring on the Novation Exchange or (ii) receiving Exchange Information, excluding fees associated with Neoforma Auction and Neoforma Plan.

SECTION 6. The definition of "SUPPLIER(s)" shall be replaced in its entirety with the following:

"SUPPLIER(s)" means suppliers, manufacturers or distributors that provide Products and Materials for display, sale, rental or lease, including, without limitation, High-Volume Suppliers pursuant to an agreement allowing participation on the Exchange.

SECTION 7. The definition of "TRANSACTION FEE(s)" shall be replaced in its entirety with the following:

"TRANSACTION FEE(s)" means fees to be paid by Suppliers with whom Novation has contracted on Neoforma's behalf in respect of (i) transactions occurring on the Exchange or (ii) receiving Exchange Information, but excluding fees associated with the Novation Exchange, Neoforma Auction and Neoforma Plan.

SECTION 8. Section 8.1.1 shall be replaced in its entirety with the following:

Neoforma shall use its reasonable best efforts to collect all Transaction Fees and Novation Exchange Transaction Fees required to be paid by Suppliers pursuant to this Agreement with respect to sales, rentals and leases of Products on the Exchange and the receipt of Exchange Information.

SECTION 9. Section 8.1.2 shall be replaced in its entirety with the following:

8.1.2 Novation * to Neoforma (the "*") on all purchases made through the Novation Exchange and for Exchange Information. The * shall be calculated as a percentage (the "* PERCENTAGE") of the * (i) the * (ii) the * basis as set forth on *. Subject to Section 3.8 and Subsections 8.1.3, 8.1.5 and 8.2.4, * calculated in accordance


* Confidential treatment requested
with this Section 8.1.2 and * in accordance with GAAP for * . (Exhibit I, Example 1, sets forth a hypothetical calculation of * under Subsections 8.1.1 and 8.1.2.).

SECTION 10. A new Subsection 8.1.5 shall be added which states:

8.1.5 Notwithstanding anything in this Agreement to the contrary, any amount * and, if applicable, either Subsection 8.1.3 or Subsection 8.2.4, that is attributable to Transaction Fees in respect of Exchange Information will * , whichever is applicable, * (i) the * and (ii) 1.05. By way of example, if (A) the amount * and (B) * , then (C) the * .

SECTION 11. Section 8.4 shall be replaced in its entirety with the following:

Reporting and Payment of Novation Exchange Transaction Fees and Revenue Sharing. Within 15 days of the end of each * (in aggregated reporting for the * ), Neoforma will provide each of Novation, VHA and UHC, with a written report consisting of (i) aggregate Adjusted Gross Transaction Values and Exchange Information Transaction Values for all purchases, rentals and leases of Products through the Novation Exchange, (ii) the calculation of any Transaction Fees,
(iii) the calculation of any Novation Exchange Transaction Fees, (iv) the calculation pursuant to the Supplier Target Percentage of the * , (v) the * , if any, pursuant to Subsection 8.1.2, (vi) the calculation of revenue sharing amounts under Sections 8.2, 8.9, and 8.10, (vii) the calculation of * , and
(viii) the calculation of any other fees to be paid by Neoforma hereunder. Novation shall pay any * within 30 days after receipt of Neoforma's report. Any report submitted by Neoforma to Novation, VHA and UHC shall include the information set forth in Exhibit E and such other information as Novation may reasonably request.

SECTION 12. Section 8.6 shall be replaced in its entirety with the following:

8.6 Taxes. Neoforma and Novation shall cooperate to minimize any local, state, national and foreign taxes (including, without limitation, sales, use and VAT taxes which may apply), licenses, export/import fees and any other fees or similar obligations relating to any sale, rental or lease of a Contract Product through the Exchange or relating to the Exchange Information. If in the future any such taxes or similar obligations are required to be paid by Neoforma or Novation in respect of Contract Products, such fees shall be shared by Neoforma and Novation proportionately based on revenues each derives from the Exchange. In no event shall Novation be required to share any taxes under this Section 8.6 for Products other than Products for which Novation receives Novation Exchange Transaction Fees.

SECTION 13. Section 10.2 shall be replaced in its entirety with the following:

10.2 Transaction Database. Neoforma will create and maintain the Transaction Database relating to all activity occurring on the Exchange and relating to Exchange Information in accordance with the Functionality Specifications to be mutually agreed upon. Novation and Neoforma shall only use Information in accordance with the


* Confidential treatment requested
provisions of this Section 10. Neoforma shall at all times make all Information available to Novation in any manner that it is, or can reasonably be, made available.

SECTION 14. Exhibit G shall be replaced in its entirety with the following:

The * shall be determined by multiplying the * set forth below:

In determining the foregoing calculation, the *. By way of example, if in a * for a total of $*.

SECTION 15. Exhibit I shall be replaced in its entirety with the following:

Example 1

*



Example 2

*



SECTION 16. All Other Terms Unchanged. Except as expressly modified by this Amendment, all terms of the Agreement shall remain in full force and effect.



* Confidential treatment requested

SECTION 17. Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of New York and shall be binding upon the parties hereto in the United States and worldwide. The federal and state courts of New York shall have exclusive jurisdiction to adjudicate any dispute arising out of this Amendment.

SECTION 18. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates written below.



NEOFORMA, INC.                      NOVATION, LLC


By:    /s/ Robert J. Zollars        By:    /s/ Mark McKenna
       ------------------------            -------------------------------------

Name:  Robert J. Zollars            Name:  Mark McKenna
       ------------------------            -------------------------------------

Title: Chief Executive Officer      Title: President

Date:  September 28, 2001           Date:  September 28, 2001
       ------------------------            -------------------------------------


VHA, INC.                           UNIVERSITY HEALTHSYSTEM CONSORTIUM

By:    /s/ Curt Nonomaque           By:    /s/ Robert J. Baker
       ------------------------            -------------------------------------

Name:  Curt Nonomaque               Name:  Robert J. Baker
       ------------------------            -------------------------------------

Title: Chief Financial Officer      Title: President and Chief Executive Officer
       ------------------------            -------------------------------------

Date:  September 28, 2001           Date:  September 28, 2001
       ------------------------            -------------------------------------


HEALTHCARE PURCHASING PARTNERS
INTERNATIONAL, LLC


By:     /s/ Mark McKenna
       --------------------------

Name:   Mark McKenna
       --------------------------

Title:  Chief Executive Officer
       --------------------------

Date:   September 28, 2001
       --------------------------


        [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

                      OUTSOURCING AND OPERATING AGREEMENT]




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